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                                     [LETTERHEAD]




                                                                      Exhibit 23



                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



The Board of Directors
of Metris Companies Inc.:


We consent to the use of our report dated January 21, 1998 incorporated herein by reference.


                                             KPMG Peat Marwick LLP


Minneapolis, Minnesota
December 23, 1998